Supra Institutional Class Ticker: AKRSX

Summary Prospectus | August 31, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.akrefund.com/downloads.html.  You may also obtain this information at no cost by calling 1-877-862-9556 or by sending an e-mail to akrefund@akrecapital.com.  The Fund's Prospectus and Statement of Additional Information, both dated August 31, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Akre Focus Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Supra Institutional Class
Redemption Fee (as a percentage of amount redeemed less than 30 days from purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Supra Institutional Class
Management Fees	0.90%
Distribution and Service (12b-1) Fees	None
Other Expenses (which includes shareholder servicing fee of 0.03%)	0.13%
Total Annual Fund Operating Expenses	1.03%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Supra Institutional Class	$105	$328	$569	$1,259

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the fiscal year ended July 31, 2014, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in securities of companies listed on U.S. stock exchanges.  Investments consist primarily of common stocks of companies of any capitalization range.  The Fund may also invest in preferred stocks, warrants, options, and other equity-like instruments, such as partnership interests, limited liability company interests, business trust shares and rights and other securities that are convertible into equity securities. Additionally, the Fund may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.

Akre Capital Management, LLC (the “Advisor”) seeks to find companies whose valuations in the market are modest and that earn higher than average returns on shareholders’ equity; are managed, in the Advisor’s judgment, by individuals who have a history of treating public shareholders like partners; and have ample opportunity to reinvest excess profits at above-average rates.  Once a potential investment is identified, the Advisor attempts to purchase shares at valuations the Advisor considers modest-to-reasonable, relative to the nature of the business, and the expected growth in economic value per share.  The Fund is non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest a larger percentage of its assets in fewer issuers than diversified mutual funds.

The Advisor may sell a security for a variety of reasons, including, without limitation:  (1) a security subsequently fails to meet the Advisor’s initial investment criteria; (2) an issuer specific event, such as an acquisition or recapitalization that changes the fundamental operations of the company; (3) upon comparative analysis, a new security is judged more attractive than a current holding; or (4) views change of the individual holdings as well as the general market.

Principal Risks of Investing in the Fund

As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  The following are the principal risks that could affect the value of your investment:

•
General Market Risk – The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•	Equity Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.
•
Mid-Cap and Small-Cap Investment Risk – Securities of mid-cap and small-cap companies may possess comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges.

•
Non-Diversification Risk – The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund.  Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

•	Management Risk – The Fund may not meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund.
•	Regulatory Risk – Changes in government regulations may adversely affect the value of a security.

•
Securities Lending Risk – There are certain risks associated with securities lending, including the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

•
Derivatives Risk – The Fund’s use of derivatives (which may include options and swaps) may reduce the Fund’s returns and/or increase volatility.  A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.  As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in a counterparty’s losses being substantially greater than the amount invested in the derivative itself.

•
Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.  There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

Performance

The following performance information provides some indication of the risks of investing in the Fund.  The Supra Institutional Class recently began operations so the bar chart shows the Fund’s performance for the current Institutional Class and is an illustration of how shares of the Fund’s total returns have varied from year to year.  The table below illustrates how the Fund’s average annual total returns for the 1-year, 5-year, and since inception periods compare with that of a broad-based securities index.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  Updated performance information is available on the Fund’s website at www.akrefund.com.

Calendar Year Total Return as of December 31 – Institutional Class

The year-to-date return as of June 30, 2015 was 4.56%.

Highest Quarterly Return:	Q4, 2011	13.15%

Lowest Quarterly Return:	Q3, 2011	-6.70%

Average Annual Total Return as of December 31, 2014
	1 Year	5 Year	Since Inception (8/31/2009)
Institutional Class
Return Before Taxes	10.86%	19.04%	18.15%
Return After Taxes on Distributions	10.31%	18.72%	17.84%
Return After Taxes on Distributions and Sale of Fund Shares	6.57%	15.53%	14.83%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	16.48%

Supra Institutional Class shares have recently commenced operations as of the date of this prospectus.  Performance shown prior to the inception of Supra Institutional Class shares reflects the performance of the Fund’s Institutional Class shares.  Because Supra Institutional Class shares are expected to have lower expenses than the Institutional Class shares, the performance of the Institutional Class shares will likely be lower than performance of the Supra Institutional Class shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Management

Investment Advisor	Portfolio Manager
Akre Capital Management, LLC	Charles T. Akre, Jr., Managing Member of the Advisor. Managed the Fund since inception (2009).
John H. Neff, Partner of the Advisor. Managed the Fund since August 2014.
Thomas D. Saberhagen, Partner of the Advisor. Managed the Fund since August 2014.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Akre Focus Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-877-862-9556, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown in the table below.

Supra Institutional Class
Minimum Initial Investment	$300,000,000
Subsequent Minimum Investment	None

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.